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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 20, 2006


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                    Puradyn Filter Technologies Incorporated
             (Exact Name of Registrant as Specified in Its Charter)

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                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


              0-29192                                     14-1708544
       (Commission File Number)                (IRS Employer Identification No.)


2017 High Ridge Road, Boynton Beach, Florida                33426
  (Address of Principal Executive Offices)                (Zip Code)


                                 (561) 547-9499
              (Registrant's Telephone Number, Including Area Code)


                                      N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (i) Daszkal Bolton LLP ("Daszkal Bolton"), by letter dated November 20, 2006, has resigned as the independent registered public accounting firm for Puradyn Filter Technologies Incorporated ("the Company). Daszkal Bolton had been the independent registered public accounting firm for, and audited the financial statements of, the Company.

         (ii) The reports of Daszkal Bolton on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope of accounting principles, but did include an explanatory paragraph relating to the Company's ability to continue as a `going concern' as a result of recurring operating losses, liabilities exceeding assets and the reliance on cash inflows from an institutional investor and current stockholders.

         (iii) The decision to change accountants was approved by the Audit Committee of the Board of Directors.

         (iv) In connection with the audits for the two most recent fiscal years and in connection with Daszkal Bolton's review of the subsequent interim periods preceding resignation on November 20, 2006, there have been no disagreements between the Company and Daszkal Bolton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Daszkal Bolton, would have caused Daszkal Bolton to make thereto in their report on the Company's financial statements for these fiscal years. During the two most recent fiscal years and prior to the date hereof, the Company had no reportable events (as defined in Item 304 (a) (1) of Regulation S-B).

         (v) Webb & Company ("Webb"), by letter dated November 20, 2006, was engaged as the independent registered public accounting firm for Puradyn Filter Technologies Incorporated ("the Company").

         (vi) The Company has not consulted with Webb regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Company's financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

         (vii) There have been no disagreements between the Company and the former independent registered public accounting firm accountant, Daszkal Bolton LLP, for which Webb was consulted upon.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


         (d) Exhibits.

        Exhibt No.    Description
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          99.1       Letter from Daszkal Bolton to the Securities and Exchange
                     Commission



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PURADYN FILTER TECHNOLOGIES INCORPORATED



                                        By: /s/ JOSEPH V. VITTORIA
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                                            Joseph V. Vittoria,
                                            Chairman and Chief Executive Officer


DATED:  November 22, 2006

















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